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                                                                EXHIBIT (16)(c)


                          GROWTH FUND - CLASS A SHARES

  TOTAL RETURN CALCULATION INCEPTION (DECEMBER 27, 1995) THROUGH JUNE 30, 1996


                                                     n
Formula                                        P(1+T)       =   ERV

Including Payment of the Sales Charge
Net Asset Value                                 $13.70
Initial Investment                           $1,000.00      =   P
Ending Redeemable Value                      $1,291.24      =   ERV
Inception through 6/30/96                         0.51      =   n

TOTAL RETURN FOR THE PERIOD                     65.07%      =   T


Excluding Payment of the Sales Charge
Net Asset Value                                 $13.70
Initial Investment                           $1,000.00      =   P
Ending Redeemable Value                      $1,370.00      =   ERV
Inception through 6/30/96                         0.51      =   n

TOTAL RETURN FOR THE PERIOD                     85.39%      =   T


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                        INCEPTION THROUGH JUNE 30, 1996


Formula                    ERV - P
                           ------
                              P                             =   T

Including Payment of the Sales Charge
Net Asset Value                                 $13.70
Initial Investment                           $1,000.00      =   P
Ending Redeemable Value                      $1,291.24      =   ERV

TOTAL RETURN FOR THE PERIOD                     29.12%      =   T


Excluding Payment of the Sales Charge
Net Asset Value                                 $13.70
Initial Investment                           $1,000.00      =   P
Ending Redeemable Value                      $1,370.00      =   ERV


TOTAL RETURN FOR THE PERIOD                     37.00%      =   T

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                   GROWTH FUND - CLASS B SHARES

  TOTAL RETURN CALCULATION INCEPTION (DECEMBER 27, 1995) THROUGH JUNE 30, 1996

                                                     n
Formula                                        P(1+T)       =   ERV

Including Payment of the Sales Charge
Net Asset Value                                 $13.70
Initial Investment                           $1,000.00      =   P
Ending Redeemable Value                      $1,330.00      =   ERV
Inception through 6/30/96                         0.51      =   n

TOTAL RETURN FOR THE PERIOD                     74.92%      =   T


Excluding Payment of the Sales Charge
Net Asset Value                                 $13.70
Initial Investment                           $1,000.00      =   P
Ending Redeemable Value                      $1,370.00      =   ERV
Inception through 6/30/96 =                       0.51      =   n

TOTAL RETURN FOR THE PERIOD                     85.39%      =   T


             NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH JUNE 30, 1996


Formula                                           ERV - P
-------                                           -------
                                                     P      =   T

Including Payment of the Sales Charge
Net Asset Value                                  $13.7
Initial Investment                           $1,000.00      =   P
Ending Redeemable Value                      $1,330.00      =   ERV

TOTAL RETURN FOR THE PERIOD                     33.00%      =   T


Excluding Payment of the Sales Charge
Net Asset Value                                 $13.70
Initial Investment                           $1,000.00      =   P
Ending Redeemable Value                      $1,370.00      =   ERV


TOTAL RETURN FOR THE PERIOD                     37.00%      =   T



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                          GROWTH FUND - CLASS C SHARES

 TOTAL RETURN CALCULATION INCEPTION (DECEMBER 27, 1995) THROUGH JUNE 30, 1996

                                                     n
Formula                                        P(1+T)       =   ERV

Including Payment of the Sales Charge
Net Asset Value                                 $13.70
Initial Investment                           $1,000.00      =   P
Ending Redeemable Value                      $1,360.00      =   ERV
Inception through 6/30/96 =                       0.51      =   n

TOTAL RETURN FOR THE PERIOD                     82.74%      =   T


Excluding Payment of the Sales Charge
Net Asset Value                                 $13.70
Initial Investment                           $1,000.00      =   P
Ending Redeemable Value                      $1,370.00      =   ERV
Inception through 6/30/96 =                       0.51      =   n

TOTAL RETURN FOR THE PERIOD                     85.39%      =   T


       NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                 INCEPTION THROUGH JUNE 30, 1996


Formula                    ERV - P
                           -------
                             P                              =   T

Including Payment of the Sales Charge
Net Asset Value                                 $13.70
Initial Investment                           $1,000.00      =   P
Ending Redeemable Value                     $ 1,360.00      =   ERV

TOTAL RETURN FOR THE PERIOD                     36.00%      =   T


Excluding Payment of the Sales Charge
Net Asset Value                                 $13.70
Initial Investment                           $1,000.00      =   P




Ending Redeemable Value                      $1,370.00      =   ERV

TOTAL RETURN FOR THE PERIOD                     37.00%      =   T